Trade and Other Receivables (Tables)	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Disclosure of Trade and Other Receivables

	Note	December 31, 2023	December 31, 2022
Trade receivables		$9,916	$8,180
VAT receivables(1)		55,251	36,670
Income taxes receivable		7,574	13,167
Receivables from asset sales, net of loss allowance	7(a), 11(a)	—	15,341
Other receivables		9,566	2,745
		$82,307	$76,103
(1) At December 31, 2023, the Company's VAT receivables primarily comprised $32.1 million (2022 – $27.7 million) and $27.0 million (2022 – $18.6 million) of VAT receivables in Brazil and Mexico, respectively, of which $13.4 million (2022 – $18.8 million) of the Brazilian VAT is included in other non-current assets